UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2003

                          Morgan Stanley Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 333-104283-03              13-3291626
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

     1585 Broadway,
    New York, New York                                     10036
--------------------------------------------------------------------------------
    (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------

Item 5. Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ6. On December 18, 2003, Morgan Stanley Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2003 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, NCB, FSB, as NCB master servicer, ARCap Servicing, Inc., as general special servicer, National Consumer Cooperative Bank, as co-op special servicer, LaSalle Bank National Association, as trustee, ABN AMRO Bank N.V., as fiscal agent and Wells Fargo Bank Minnesota, N.A., as paying agent and certificate registrar of the Morgan Stanley Capital I Inc., Commercial Mortgage Trust 2003-IQ6, Commercial Mortgage Pass-Through Certificates, Series 2003-IQ6 issued in twenty-seven classes. The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates are being offered by the Prospectus dated December 9, 2003, as supplemented by the Prospectus Supplement dated December 9, 2003.

      The exhibit hereto updates the Pooling and Servicing Agreement that was filed as exhibit (4) by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of December 18, 2003, by revising the definition of the term "Trustee Fee Rate". The exhibit hereto supersedes and is deemed to be substituted for the Pooling and Servicing Agreement that was filed as exhibit (4) by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of December 18, 2003.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 9, 2004


                                       MORGAN STANLEY CAPITAL I INC.



                                       By: /s/ Warren H. Friend
                                          Name:  Warren H. Friend
                                          Title:  Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                    Description                        Electronic (E)
-----------                    -----------                        --------------

4                              Pooling and Servicing Agreement    E